Capital management policies	12 Months Ended
Jun. 30, 2024
Capital Management Policies
Capital management policies

29. Capital management policies

The Company’s capital management objectives are:

●	To ensure the Company’s ability to continue as a going concern; and
●	To provide an adequate return to shareholders by pricing products and services in a way that reflects the level of risk involved in providing those goods and services.

Management assesses the Company’s capital requirements in order to maintain an efficient overall financing structure while avoiding excessive leverage. The Company manages the capital structure and makes adjustments to it in the light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain or adjust the capital structure, the Company may issue new shares, convert debt to equity or sell assets to reduce debt.